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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
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                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  March 20, 1996
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                                EKCO GROUP, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                             1-7484                  11-2167167
--------                             ------                  ----------
(State or other                     (Commission             (I.R.S. Employer
jurisdiction of                     File Number)            Identification No.)
incorporation)


                 98 Spit Brook Road, Nashua, New Hampshire     03062
               ---------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:  (603) 888-1212
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Item 5.  Other Events.
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     On March 20, 1996, the registrant announced that it had entered into an agreement to sell $125 million principal amount of 9 1/4% Senior Notes at a price of 99.291% of face value. The Notes are due in April 2006. The Senior Notes are being issued and sold in a private offering to institutional investors which is expected to close on March 25, 1996. The registrant intends to use the proceeds from the transaction to repay outstanding indebtedness. For further information regarding the offering, reference is made to the press release, attached hereto as an exhibit.

Item 7.  Financial Statements and Exhibits.
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      (c)   Exhibits
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            28    Press Release dated March 20, 1996.



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                                    SIGNATURE




          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               EKCO GROUP, INC.
                                               ----------------
                                               (Registrant)



Date:  March 29, 1996                         /S/ LINDA R. MILLMAN
                                              -------------------------
                                              Linda R. Millman
                                              Associate General Counsel






































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                                  EXHIBIT INDEX
                          TO THE EXHIBIT FILED HEREWITH




Exhibit
Number            Exhibit Description
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 28               Press Release dated March 20, 1996.